Goodwill and Other Purchased Intangible Assets	12 Months Ended
Dec. 31, 2010
GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS [Abstract]
11. GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

11.	GOODWILL AND OTHER PURCHASED INTANGIBLE ASSETS

Goodwill
Goodwill and other purchased intangible assets are included in the identifiable assets of the segment to which they have been assigned. Impairment tests are performed at least annually and more often as circumstances require. Any goodwill impairment, as well as the amortization of other purchased intangible assets, is charged against the respective segment’s operating income. The annual impairment test for all segments was performed as of November 30, 2010, with no indication of impairment. In performing the goodwill impairment tests, the company uses a discounted cash flow approach corroborated by comparative market multiples, where appropriate, to determine the fair value of its businesses. Accumulated goodwill impairment losses at December 31, 2010, and 2009, totaled $570 million at the Aerospace Systems segment.

The changes in the carrying amounts of goodwill during 2009 were as follows:

	Aerospace	Electronic	Information	Technical
$ in millions	Systems	Systems	Systems	Services	Total
Balance as of January 1, 2009	$3,748	$2,428	$5,390	$802	$12,368
Goodwill transferred due to segment realignment	41	(26)	(138)	123	–
Goodwill acquired	5				5
Other	7		(4)		3

Balance as of December 31, 2009 and 2010	$3,801	$2,402	$5,248	$925	$12,376

Segment Realignments – As discussed in Note 7, in January 2009, the company realigned certain logistics, services, and technical support programs and transferred assets from the Information Systems and Electronic Systems segments to the Technical Services segment. As a result of this realignment, goodwill of approximately $123 million was reallocated among these segments. Additionally during the first quarter of 2009, the company transferred certain optics and laser programs from the Information Systems segment to the Aerospace Systems segment, resulting in the reallocation of goodwill of approximately $41 million.

Purchased Intangible Assets
The table below summarizes the company’s aggregate purchased intangible assets:

	December 31, 2010			December 31, 2009
	Gross		Net	Gross		Net
	Carrying	Accumulated	Carrying	Carrying	Accumulated	Carrying
$ in millions	Amount	Amortization	Amount	Amount	Amortization	Amount
Contract and program intangibles	$1,705	$(1,531)	$174	$1,705	$(1,464)	$241
Other purchased intangibles	100	(82)	18	100	(78)	22

Total	$1,805	$(1,613)	$192	$1,805	$(1,542)	$263

The company’s purchased intangible assets are subject to amortization and are being amortized on a straight-line basis over an original aggregate weighted-average period of 17 years. Aggregate amortization expense for 2010, 2009, and 2008, was $71 million, $74 million, and $81 million, respectively.

The table below shows expected amortization for purchased intangibles as of December 31, 2010, for each of the next five years:

$ in millions
Year ending December 31
2011	$38
2012	36
2013	29
2014	16
2015	15